UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2019

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 15, 2019, Lily Y. Hughes, Senior Vice President, Chief Legal Officer and Corporate Secretary of Public Storage (the “Company”) tendered her resignation to accept a position as chief legal officer of another public company closer to her family.

On April 18, 2019, the Board of Trustees of the Company promoted Nathaniel A. Vitan, the Company’s Vice President & Chief Counsel—Litigation & Operations since June 2016 to Senior Vice President, Chief Legal Officer and Corporate Secretary effective April 20, 2019. Ms. Hughes will work in close partnership with Mr. Vitan to ensure a smooth transition through May 31, 2019.

A copy of the Company’s press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release, dated April 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Lily Y. Hughes
Date: April 19, 2019		Lily Y. Hughes Senior Vice President, Chief Legal Officer & Corporate Secretary